EXHIBIT 99.2


Investor Relations Supplemental Schedules
[OXY LOGO]


Occidental's results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing, and amount. Therefore, management uses a measure called "core earnings", which excludes those items. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported earnings are considered representative of management's performance over the long term. Core earnings is not considered to be an alternative to operating income in accordance with generally accepted accounting principles.


REVISED FEBRUARY 8, 2005


                              OCCIDENTAL PETROLEUM
                               2004 Fourth Quarter
                                Net Income (Loss)
                                  ($ millions)

                                              REPORTED                                                           CORE
                                               INCOME       SIGNIFICANT ITEMS AFFECTING INCOME                 EARNINGS
                                             ----------     ----------------------------------                ----------
Oil & Gas                                    $      977                                                       $      977

Chemical                                            130                                                              130

Corporate
 Interest expense, net - debt and
  trust preferred distributions                     (53)                                                             (53)
Other                                               (18)          (121)    Lyondell SAB 51 gain                     (139)
Taxes                                              (262)           (27)    IRS settlements                          (245)
                                                                    44     Tax effect of adjustments

                                             ----------     ----------                                        ----------
INCOME FROM CONTINUING OPERATIONS                   774           (148)                                              670
Discontinued operations, net of tax                 (32)            32     Discontinued operations, net               --
                                             ----------     ----------                                        ----------
NET INCOME                                   $      742     $     (116)                                       $      670
                                             ==========     ==========                                        ==========


BASIC EARNINGS PER COMMON SHARE
Income from continuing operations            $     1.94                                                       $     1.68
Discontinued operations, net of tax               (0.08)                                                              --
                                             ----------                                                       ----------
Net Income                                   $     1.86                                                       $     1.68
                                             ==========                                                       ==========

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2003 Fourth Quarter
                                Net Income (Loss)
                                  ($ millions)

                                              REPORTED                                                           CORE
                                               INCOME       SIGNIFICANT ITEMS AFFECTING INCOME                 EARNINGS
                                             ----------     ----------------------------------                ----------
Oil & Gas                                    $      640                                                       $      640

Chemical                                             72                                                               72

Corporate
Interest expense, net - debt and
trust preferred distributions                       (63)                                                             (63)
Other                                              (109)                                                            (109)
Taxes                                              (157)                                                            (157)

                                             ----------     ----------                                        ----------
INCOME FROM CONTINUING OPERATIONS                   383             --                                               383
Discontinued operations, net of tax                  (1)             1     Discontinued operations, net               --
                                             ----------     ----------                                        ----------
NET INCOME                                   $      382     $        1                                        $      383
                                             ==========     ==========                                        ==========


BASIC EARNINGS PER COMMON SHARE              $     0.99                                                       $     0.99
                                             ==========                                                       ==========

Investor Relations Supplemental Schedules
[OXY LOGO]


REVISED FEBRUARY 8, 2005


                              OCCIDENTAL PETROLEUM
                               2004 Twelve Months
                                Net Income (Loss)
                                  ($ millions)


                                              REPORTED                                                           CORE
                                               INCOME       SIGNIFICANT ITEMS AFFECTING INCOME                 EARNINGS
                                             ----------     ----------------------------------                ----------
Oil & Gas                                    $    3,544                                                       $    3,544

Chemical                                            412                                                              412

Corporate
 Interest expense, net - debt and
  trust preferred distributions                    (240)            11     Trust pfd redemption charge              (229)
Other                                              (171)          (121)    Lyondell SAB 51 gain                     (292)
Taxes                                              (939)           (47)    IRS settlements                          (946)
                                                                    40     Tax effect of adjustments
                                             ----------     ----------                                        ----------
INCOME FROM CONTINUING OPERATIONS            $    2,606     $     (117)                                       $    2,489
Discontinued operations, net of tax                 (38)            38     Discontinued operations, net               --
                                             ----------     ----------                                        ----------
NET INCOME                                   $    2,568     $      (79)                                       $    2,489
                                             ==========     ==========                                        ==========

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations            $     6.59                                                       $     6.29
Discontinued operations, net of tax               (0.10)                                                              --
                                             ----------                                                       ----------
Net Income                                   $     6.49                                                       $     6.29
                                             ==========                                                       ==========

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2003 Twelve Months
                                Net Income (Loss)
                                  ($ millions)


                                              REPORTED                                                           CORE
                                               INCOME       SIGNIFICANT ITEMS AFFECTING INCOME                 EARNINGS
                                             ----------     ----------------------------------                ----------
Oil & Gas                                    $    2,664                                                       $    2,664

Chemical                                            220                                                              220


Corporate
Interest expense, net - debt and
trust preferred distributions                      (333)            61     Debt repayment fee                       (272)
Other                                              (284)                                                            (284)
Taxes                                              (666)           (21)    Tax effect of adjustments                (687)

                                             ----------     ----------                                        ----------
Income from continuing operations                 1,601             40                                             1,641
Discontinued operations, net                         (6)             6     Discontinued operations, net               --
Cumulative effect of accounting                     (68)            68     Cumulative effect of acct                  --
changes, net                                                                  changes, net
                                             ----------     ----------                                        ----------
NET INCOME                                   $    1,527     $      114                                        $    1,641
                                             ==========     ==========                                        ==========


BASIC EARNINGS PER COMMON SHARE
Income from continuing operations            $     4.17                                                       $     4.27
Discontinued operations                           (0.01)                                                              --
Cumulative effect of accounting changes           (0.18)                                                              --
                                             ----------                                                       ----------
                                             $     3.98                                                       $     4.27
                                             ==========                                                       ==========

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
         Items Affecting Comparability of Core Earnings Between Periods

PRE-TAX
INCOME / (EXPENSE)                                           FOURTH QUARTER                     TWELVE MONTHS
                                                       -------------------------          -------------------------
                                                          2004           2003                2004           2003
                                                       ----------     ----------          ----------     ----------
OIL & GAS
  Gain on sale of GOM assets (a)                               --             --                  --             14
  Property tax refund                                          --             38                  --             38
  Insurance and litigation reserves                            (6)            --                  (6)            --

CHEMICALS
  Reorganizations / severance                                  --             --                  --            (15)
  Chlorine derivatives asset impairment                        --             --                  --             (9)
  Production process write-off                                (12)            --                 (12)            --
  Insurance reserves                                           (2)            --                  (2)            --

CORPORATE
  Equity earnings                                               9            (16)                 22            (58)
  Environmental remediation                                   (59)           (50)                (59)           (63)
  Insurance and litigation reserves                           (31)            --                 (31)            --
  Interest expense - early debt                                (1)            --                  (6)             6
    extinguishments - 2004 / consolidation
    of variable interest entity - 2003

(a) Amount shown after-tax

Investor Relations Supplemental Schedules
[OXY LOGO]


REVISED FEBRUARY 8, 2005


                              OCCIDENTAL PETROLEUM
                          WORLDWIDE EFFECTIVE TAX RATE

                                             ----------------------------------------          -------------------------
                                                             QUARTERLY                                YEAR TO-DATE
                                             ----------------------------------------          -------------------------
                                                2004           2004           2003                2004           2003
REPORTED INCOME                                 QTR 4          QTR 3          QTR 4             12 MONTHS      12 MONTHS
                                             ----------     ----------     ----------          ----------     ----------
Oil & Gas (a)                                     1,186          1,221            793               4,311          3,228
Chemicals                                           125            141             67                 414            224
Corporate & other                                   (71)          (108)          (172)               (411)          (620)
                                             ----------     ----------     ----------          ----------     ----------
  Pre-tax income                                  1,240          1,254            688               4,314          2,832

Income tax expense
  Federal and state                                 260            278            153                 945            673
  Foreign (included in segments) (a)                206            217            152                 763            558
                                             ----------     ----------     ----------          ----------     ----------
  Total                                             466            495            305               1,708          1,231

                                             ----------     ----------     ----------          ----------     ----------
Income from continuing operations                   774            759            383               2,606          1,601
                                             ==========     ==========     ==========          ==========     ==========

WORLDWIDE EFFECTIVE TAX RATE                        38%            39%            44%                 40%            43%

                                                2004           2004           2003                2004           2003
CORE INCOME                                     QTR 4          QTR 3          QTR 4             12 MONTHS      12 MONTHS
                                             ----------     ----------     ----------          ----------     ----------
Oil & Gas (a)                                     1,186          1,221            793               4,311          3,228
Chemicals                                           125            141             67                 414            224
Corporate & other                                  (192)          (108)          (172)               (521)          (559)
                                             ----------     ----------     ----------          ----------     ----------
  Pre-tax income                                  1,119          1,254            688               4,204          2,893

Income tax expense
  Federal and state                                 243            278            153                 952            694
  Foreign (included in segments) (a)                206            217            152                 763            558
                                             ----------     ----------     ----------          ----------     ----------
  Total                                             449            495            305               1,715          1,252

                                             ----------     ----------     ----------          ----------     ----------
Income from continuing operations                   670            759            383               2,489          1,641
                                             ==========     ==========     ==========          ==========     ==========

WORLDWIDE EFFECTIVE TAX RATE                        40%            39%            44%                 41%            43%


(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

                                                2004           2004           2003                2004           2003
                                                QTR 4          QTR 3          QTR 4             12 MONTHS      12 MONTHS
                                             ----------     ----------     ----------          ----------     ----------
                                                    143            149            102                 525            397

Investor Relations Supplemental Schedules
[OXY LOGO]


REVISED FEBRUARY 8, 2005


                              OCCIDENTAL PETROLEUM
                      2004 Fourth Quarter Net Income (Loss)
                           Reported Income Comparison

                                               FOURTH              THIRD
                                               QUARTER             QUARTER
                                                2004                2004               B / (W)
                                             ----------          ----------          ----------
Oil & Gas                                    $      977          $    1,003          $      (26)
Chemical                                            130                 139                  (9)
Corporate
  Interest expense, net - debt and
    trust preferred distributions                   (53)                (59)                  6
  Other                                             (18)                (49)                 31
  Taxes                                            (262)               (275)                 13
                                             ----------          ----------          ----------
Income from continuing operations                   774                 759                  15
Discontinued operations, net                        (32)                 (1)                (31)
                                             ----------          ----------          ----------
Net Income                                   $      742          $      758          $      (16)
                                             ==========          ==========          ==========

Basic Earnings Per Common Share
  Income from continuing operations          $     1.94          $     1.91          $    (0.03)
  Discontinued operations, net                    (0.08)                 --          $    (0.08)
                                             ----------          ----------          ----------
  Net Income                                 $     1.86          $     1.91          $    (0.05)
                                             ==========          ==========          ==========

Worldwide Effective Tax Rate                        38%                 39%                  1%
                                             ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                      2004 Fourth Quarter Net Income (Loss)
                            Core Earnings Comparison

                                               FOURTH              THIRD
                                               QUARTER             QUARTER
                                                2004                2004               B / (W)
                                             ----------          ----------          ----------
Oil & Gas                                    $      977          $    1,003          $      (26)
Chemical                                            130                 139                  (9)
Corporate
  Interest expense, net - debt and
    trust preferred distributions                   (53)                (59)                  6
  Other                                            (139)                (49)                (90)
  Taxes                                            (245)               (275)                 30
                                             ----------          ----------          ----------
Net Income                                   $      670          $      759          $      (89)
                                             ==========          ==========          ==========

Basic Earnings Per Common Share              $     1.68          $     1.92          $    (0.24)
                                             ==========          ==========          ==========

Worldwide Effective Tax Rate                        40%                 39%                 -1%
                                             ==========          ==========          ==========

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

          2004 4th Quarter                                                 $      977
          2004 3rd Quarter                                                      1,003
                                                                           ----------
                                                                           $      (26)
                                                                           ==========


          Price Variance                                                   $       36

          Volume/Mix Variance                                                      (3)

          Exploration Expense Variance                                            (51)

          All Others                                                               (8)
                                                                           ----------
                                                   TOTAL VARIANCE          $      (26)
                                                                           ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

          2004 4th Quarter                                                 $      130
          2004 3rd Quarter                                                        139
                                                                           ----------
                                                                           $       (9)
                                                                           ==========


          Sales Price                                                      $       74

          Sales Volume/Mix                                                         (8)

          Operations/Manufacturing                                                (62) *

          All Others                                                              (13)
                                                                           ----------
                                                   TOTAL VARIANCE          $       (9)
                                                                           ==========

          *    Higher energy, feedstock costs and other manufacturing costs

Investor Relations Supplemental Schedules
[OXY LOGO]


REVISED FEBRUARY 8, 2005


                              OCCIDENTAL PETROLEUM
                      2004 Fourth Quarter Net Income (Loss)
                           Reported Income Comparison

                                               FOURTH              THIRD
                                               QUARTER             QUARTER
                                                2004                2004               B / (W)
                                             ----------          ----------          ----------
Oil & Gas                                    $      977          $      640          $      337
Chemical                                            130                  72                  58
Corporate
  Interest expense, net - debt and
    trust preferred distributions                   (53)                (63)                 10
  Other                                             (18)               (109)                 91
  Taxes                                            (262)               (157)               (105)
                                             ----------          ----------          ----------
Income from continuing operations                   774                 383                 391
Discontinued operations, net                        (32)                 (1)                (31)
                                             ----------          ----------          ----------
Net Income                                   $      742          $      382          $      360
                                             ==========          ==========          ==========

Basic Earnings Per Common Share
  Income from continuing operations          $     1.94          $     0.99          $     0.95
  Discontinued operations, net                    (0.08)                 --          $    (0.08)
                                             ----------          ----------          ----------
  Net Income                                 $     1.86          $     0.99          $     0.87
                                             ==========          ==========          ==========

Worldwide Effective Tax Rate                        38%                 44%                  6%
                                             ==========          ==========          ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                      2004 Fourth Quarter Net Income (Loss)
                            Core Earnings Comparison

                                               FOURTH              THIRD
                                               QUARTER             QUARTER
                                                2004                2004               B / (W)
                                             ----------          ----------          ----------
Oil & Gas                                    $      977          $      640          $      337
Chemical                                            130                  72                  58
Corporate
  Interest expense, net - debt and
    trust preferred distributions                   (53)                (63)                 10
  Other                                            (139)               (109)                (30)
  Taxes                                            (245)               (157)                (88)
                                             ----------          ----------          ----------
Net Income                                   $      670          $      383          $      287
                                             ==========          ==========          ==========

Basic Earnings Per Common Share              $     1.68          $     0.99          $     0.69
                                             ==========          ==========          ==========

Worldwide Effective Tax Rate                        40%                 44%                  4%
                                             ==========          ==========          ==========

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

          2004 4th Quarter                                                 $      977
          2003 4th Quarter                                                        640
                                                                           ----------
                                                                           $      337
                                                                           ==========


          Price Variance                                                   $      496

          Volume/Mix Variance                                                     (31)

          Exploration Expense Variance                                            (43)

          All Others                                                              (85)
                                                                           ----------
                                                   TOTAL VARIANCE          $      337
                                                                           ==========


================================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

          2004 4th Quarter                                                 $      130
          2003 4th Quarter                                                         72
                                                                           ----------
                                                                           $       58
                                                                           ==========


          Sales Price                                                      $      182

          Sales Volume/Mix                                                         (3)

          Operations/Manufacturing                                               (116)  *

          All Others                                                               (5)
                                                                           ----------
                                                   TOTAL VARIANCE          $       58
                                                                           ==========


          *  Higher energy, feedstock costs and other manufacturing costs

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS

                                                             FOURTH QUARTER                TWELVE MONTHS
                                                       -------------------------     -------------------------
                                                          2004           2003           2004           2003
                                                       ----------     ----------     ----------     ----------
NET PRODUCTION PER DAY:
  United States
    Crude Oil and Liquids (MBL)
                                   California                  81             82             78             81
                                      Permian                 152            152            154            150
                                Horn Mountain                  13             25             19             21
                                      Hugoton                   3              4              3              4
                                                       ----------     ----------     ----------     ----------
                                        TOTAL                 249            263            254            256
    Natural Gas (MMCF)
                                   California                 242            246            237            252
                                      Hugoton                 125            130            127            138
                                      Permian                 125            133            130            129
                                Horn Mountain                   7             16             13             13
                                                       ----------     ----------     ----------     ----------
                                        TOTAL                 499            525            507            532
  Latin America
    Crude Oil (MBL)
                                     Colombia                  37             44             37             37
                                      Ecuador                  44             39             46             25
                                                       ----------     ----------     ----------     ----------
                                        TOTAL                  81             83             83             62
  Middle East
    Crude Oil (MBL)
                                         Oman                  13             12             13             12
                                        Qatar                  48             40             45             45
                                        Yemen                  30             33             32             35
                                                       ----------     ----------     ----------     ----------
                                        TOTAL                  91             85             90             92
    Natural Gas (MMCF)
                                         Oman                  66             --             55              -

  Other Eastern Hemisphere
    Crude Oil (MBL)
                                     Pakistan                   6              9              7              9
    Natural Gas (MMCF)
                                     Pakistan                  79             72             75             74

Barrels of Oil Equivalent (MBOE)
---------------------------------------------

Subtotal consolidated subsidiaries                            534            540            540            520
Other interests
  Colombia - minority interest                                 (5)            (7)            (4)            (5)
  Russia - Occidental net interest                             27             30             29             30
  Yemen - Occidental net interest                               2              2              1              2
                                                       ----------     ----------     ----------     ----------
Total worldwide production (MBOE)                             558            565            566            547
                                                       ==========     ==========     ==========     ==========


                                                                              11
Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS

                                                             FOURTH QUARTER                TWELVE MONTHS
                                                       -------------------------     -------------------------
                                                          2004           2003           2004           2003
                                                       ----------     ----------     ----------     ----------
OIL & GAS:
----------
  PRICES
    UNITED STATES
    Crude Oil ($/BBL)                                       42.76          28.47          37.72          28.74
    Natural gas ($/MCF)                                      5.65           4.42           5.35           4.81

    LATIN AMERICA
    Crude Oil ($/BBL)                                       36.47          27.05          33.09          27.21

    MIDDLE EAST
    Crude Oil ($/BBL)                                       37.44          28.57          34.88          27.81
    Natural Gas ($/MCF)                                      0.96             --           0.97             --

    OTHER EASTERN HEMISPHERE
    Crude Oil ($/BBL)                                       37.09          26.98          33.13          26.61
    Natural Gas ($/MCF)                                      2.01           2.25           2.25           2.04

    TOTAL WORLDWIDE
    Crude Oil ($/BBL)                                       39.11          27.40          35.09          27.25
    Natural Gas ($/MCF)                                      4.68           4.13           4.56           4.45


                                                             FOURTH QUARTER                TWELVE MONTHS
                                                       -------------------------     -------------------------
                                                          2004           2003           2004           2003
                                                       ----------     ----------     ----------     ----------
EXPLORATION EXPENSE
  Domestic                                             $       53     $       32     $      136     $      102
  Latin America                                                19              4             23             12
  Middle East                                                   1              2             16             14
  Other Eastern Hemisphere                                     15              7             44             11
                                                       ----------     ----------     ----------     ----------
                                             TOTAL     $       88     $       45     $      219     $      139
                                                       ==========     ==========     ==========     ==========

Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    CHEMICALS
                       Volume (M Tons, except PVC Resins)

                                                             FOURTH QUARTER                TWELVE MONTHS
                                                       -------------------------     -------------------------
MAJOR PRODUCTS                                            2004           2003           2004           2003
                                                       ----------     ----------     ----------     ----------
Chlorine                                                      716            702          2,892          2,733
Caustic                                                       763            711          3,109          2,764
Ethylene Dichloride                                           134            172            458            546
PVC Resins (millions of pounds)                             1,003          1,010          4,208          3,954


                                    CHEMICALS
                                 Prices (Index)

                                                             FOURTH QUARTER                TWELVE MONTHS
                                                       -------------------------     -------------------------
MAJOR PRODUCTS                                            2004           2003           2004           2003
                                                       ----------     ----------     ----------     ----------
Chlorine                                                     2.36           1.65           2.05           1.72
Caustic                                                      1.18           0.80           0.84           0.84
Ethylene Dichloride                                          1.75           1.10           1.56           1.16
PVC Resins                                                   1.20           0.86           1.08           0.89

1987 through 1990 average price = 1.00

CHLORINE
--------
OXYCHEM COMMENTARY
------------------

o As contract terms permitted, OxyChem fully implemented the $20 per ton price increase announced in the 3rd quarter.

o OxyChem announced an additional $20 per ton increase to be effective December 1 to most accounts. Other U.S. chlor-alkali producers announced similar increases. Market conditions are expected to remain favorable for the successful implementation of the announced price increase.

o 1st quarter operating rates are expected to remain at capacity as the seasonal demand for downstream products improves.

o Order control programs for chlorine are still in effect and are expected to remain so through the 1st quarter for OxyChem and other U.S. producers.


INFLUENCING FACTORS:
--------------------

The normal seasonal decline in demand has made it easier to avoid customer shutdowns. The availability of spot chlorine indicates a further balancing of supply and

Investor Relations Supplemental Schedules
[OXY LOGO]


demand. However, spot chlorine remains limited and pricing is at or above current contract levels. Increased chlorine consumption into downstream derivatives in the 1st quarter is expected to tighten the supply/demand balance.


CAUSTIC
-------
OXYCHEM COMMENTARY
------------------

o Caustic soda sales remained strong in the 4th quarter and consistent with 3rd quarter volumes fueled by demand in the alumina, organic and refining markets. Sales into the bleach market did experience the customary seasonal decline.

o OxyChem successfully implemented in the 4th quarter the $110 DST price increase announced in the 3rd quarter. An additional increase of $50 DST was announced November 1st. Market conditions are expected to remain favorable for the successful implementation of the announced price increase in the 1st quarter of 2005.

o U.S. Gulf Coast producers settled the alumina pricing for the first half of 2005 at $325 DMT FOB U.S. Gulf Coast. This represents a $211 DMT premium over the second half of 2004 and a $50 DMT premium over that of Asian producers' pricing for the first half of 2005.

o Order control programs for liquid caustic soda remained in effect through the 4th quarter and are expected to continue into 2005.

INFLUENCING FACTORS:
--------------------
The supply/demand balance projected for the 1st quarter is expected to lend support for future price increases. Continuing improvement in the U.S. manufacturing sector will keep liquid caustic soda demand in line with supply.


EDC
---
OXYCHEM COMMENTARY
------------------

o EDC pricing continued in an upward trend through mid-November when PVC pricing moderated in China.

o Despite a balanced to tight supply/demand balance, EDC pricing moderated to mid-3rd quarter levels, maintaining the gap between EDC and PVC prices.

o Scheduled VCM outages in December coupled with seasonally lower PVC demand in Asia reduced the need for EDC late in the 4th quarter.

Investor Relations Supplemental Schedules
[OXY LOGO]


INFLUENCING FACTORS:
--------------------
The supply/demand balance for EDC in Asia is expected to tighten late in the 1st quarter after the Chinese New Year period in February. Improved demand for EDC and its downstream vinyl derivatives is also expected to result in increased EDC pricing. Chlorine availability within the U.S. for EDC production will tighten as seasonal demand for chlorine increases.

PVC/VCM
-------
OXYCHEM COMMENTARY
------------------

o OxyChem's 4th quarter operating rate fell to 90% from a 3rd quarter average of 95% due to scheduled 4th quarter outages at three PVC plants.

o A strong domestic and export market in the 4th quarter resulted in increased operating rates for PVC and minimal inventory build by producers as they tried to prepare for the seasonal spring surge in demand.

o Strong PVC demand and low operating rates at Pemex kept the VCM supply/demand balance tight. PVC production was interrupted at one Latin American producer due to VCM availability.

o Westlake has restarted the Geismar VCM and PVC plants at reduced rates. It is expected that the plants will be brought up to a 50% operating rate in 2005. The Shintech Addis facility remains idle and is not expected to restart in 2005.

o Domestic PVC resin prices were flat in October, increased $0.01 per pound in November and another $0.02 per pound in December.

o    PVC resin export prices weakened in December but closed the quarter at $870
     - $920 per metric ton CFR Southeast Asia. Normal seasonal decline in PVC demand was experienced in December.

o Spot VCM export prices to Latin America closed the 4th quarter at $810 - $820 per metric ton FOB U.S. Gulf Coast. VCM shipments to Asia did not occur due to high freight rates in the range of $200 per metric ton.

o Additional price increase for January has been announced for domestic PVC resin of $0.02 per pound.

INFLUENCING FACTORS:
--------------------
Favorable domestic demand along with a seasonal rebound in the export market and moderation of energy costs will result in improved margins for the first half of 2005.

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Investor Relations Supplemental Schedules
[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS

                                                             FOURTH QUARTER                TWELVE MONTHS
                                                       -------------------------     -------------------------
CAPITAL EXPENDITURES ($MM)                                2004           2003           2004           2003
                                                       ----------     ----------     ----------     ----------
  Oil & Gas
    California                                         $       84     $       73     $      315     $      228
    Permian                                                    83             78            289            265
    Other - U.S.                                               25             10             55             47
    Latin America                                              57             51            180            118
    Middle East                                               218            180            768            556
    Other Eastern Hemisphere                                   14              9             42             23
  Chemicals                                                    60             44            155            344  (a)
  Corporate                                                    32              4             39             19
                                                       ----------     ----------     ----------     ----------
                                             TOTAL     $      573     $      449     $    1,843     $    1,600
                                                       ==========     ==========     ==========     ==========

(a) Includes $180 million for the buyout of a VCM plant lease and $44 million for buyout of railcar leases

                                                             FOURTH QUARTER                TWELVE MONTHS
DEPRECIATION, DEPLETION &                              -------------------------     -------------------------
  AMORTIZATION OF ASSETS ($MM)                            2004           2003           2004           2003
                                                       ----------     ----------     ----------     ----------
  Oil & Gas
    Domestic                                           $      156     $      158     $      622     $      639
    Latin America                                              24             19             96             61
    Middle East                                                75             59            276            209
    Other Eastern Hemisphere                                   12             15             47             48
  Chemicals                                                    61             56            243            203
  Corporate                                                     5              4             19             15
                                                       ----------     ----------     ----------     ----------
                                             TOTAL     $      333     $      311     $    1,303     $    1,175
                                                       ==========     ==========     ==========     ==========

Investor Relations Supplemental Schedules
[OXY LOGO]


REVISED FEBRUARY 8, 2005


                              OCCIDENTAL PETROLEUM
                                    CORPORATE
                                  ($ millions)

                                                                         31-DEC-04           31-DEC-03
                                                                      ---------------     ---------------
CAPITALIZATION

Oxy Long-Term Debt (including current maturities)                     $         3,804     $         4,016

Trust Preferred Securities                                                         --                 453

Subsidiary Preferred Stock                                                         75                  75

Others                                                                             26                  26
                                                                      ---------------     ---------------

                                                       TOTAL DEBT     $         3,905     $         4,570
                                                                      ===============     ===============


EQUITY                                                                $        10,568     $         7,929
                                                                      ===============     ===============

Total Debt To Total Capitalization                                                27%                 37%
                                                                      ===============     ===============

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Investor Relations Supplemental Schedules
[OXY LOGO]


Statements in this filing that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.


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